UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55275	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor
New York, New York 10036
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTRP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On July 23, 2019, Neurotrope, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). As of May 31, 2019, the record date for the Annual Meeting, there were 12,947,370 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, the holders of 9,037,542 shares of the Company’s common stock were present in person or represented by proxy, which represented 69.802% of the total shares entitled to vote at the Annual Meeting.

(b)       The following actions were taken in the Annual Meeting:

(1)	The following nine nominees were reelected to serve on the Board of Directors of the Company until the Company’s 2020 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Charles S. Ryan, J.D., Ph.D.	4,229,587	247,967	4,559,988
Joshua N. Silverman	3,824,328	653,226	4,559,988
William S. Singer	3,825,160	652,394	4,559,988
James R. Gottlieb	4,303,631	173,923	4,559,988
Shana Kay Phares	4,229,725	247,829	4,559,988
Bruce T. Bernstein	3,843,980	633,574	4,559,988
George Perry, Ph.D.	4,329,101	148,453	4,559,988
Jonathan L. Schechter, J.D	3,970,206	507,348	4,559,988
Ivan P. Gergel, MBBS	4,310,494	167,060	4,559,988

(2)	An amendment to the Neurotrope, Inc. 2017 Equity Incentive Plan, to increase the number of shares available for the grant of awards by 850,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
3,704,636	566,988	205,930	4,559,988

(3)	The selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
8,886,845	43,224	107,473	0

(4)	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
4,180,749	157,021	139,784	4,559,988

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Date: July 24, 2019	By: /s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer